SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) September 28, 2000
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                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


      000-22407                                                22-3438058
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(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)


  70 East Main Street, Somerville, NJ                             08876
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (908) 541-9500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 6. Resignation of Registrant's Directors

     On September 28, 2000, the Company issued a press release announcing the resignation of Mr. S. Tucker S. Johnson from the Board of Directors.


Item 7. Financial Statements and Exhibits
        (99) Additional Exhibits

     Copy of press release announcing the resignation of Mr. S. Tucker S. Johnson from the Board of Directors.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SVB Financial Services, Inc.
                                                     (Registrant)


Date   September 29, 2000                    By    /s/ Keith B. McCarthy
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                                                  Keith B. McCarthy
                                                  Principal Accounting Officer